                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                           TALISMAN ENTERPRISES INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            TALISMAN ENTERPRISES INC.
                         2330 Southfield Road, Unit 3-4
                              Mississauga, Ontario
                                  Canada L5N2W8

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 9, 2000

                                                  Mississauga, Ontario, Canada
                                                  July __, 2000

         The Annual Meeting of Stockholders (the "Annual Meeting") of Talisman Enterprises Inc., an Ontario, Canada corporation (the "Company"), will be held at the offices of Aird & Berlis, Barristers & Solicitors, Suite 1800, 181Bay Street, Toronto, Ontario M5J 2T9 on August 9, 2000 at 10:00 a.m. (local time) for the following purposes:

     1. To elect five directors to the Corporation's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

     2. To amend the Company's Bylaws from "all shareholders or two shareholders, whichever is lesser" to "a majority" of outstanding shares to constitute a quorum at all meetings of stockholders (Proposal No. 2); and

     3. To approve an amendment to the Company's 1999 Senior Executive Stock Option Plan to increase the number of shares to be issued under such plan from 225,000 to 325,000 (Proposal No. 3);

     4. To consider and act upon a proposal to ratify the Board of Directors' selection of Ernst & Young LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2000 (Proposal No. 4); and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on July __, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ JAMES A. OGLE

                                          James A. Ogle
                                          President


--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY
--------------------------------------------------------------------------------

                            TALISMAN ENTERPRISES INC.
                         2330 Southfield Road, Unit 3-4,
                              Mississauga, Ontario
                                  Canada L5N2W8


                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Talisman Enterprises Inc., an Ontario, Canada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Aird & Berlis, Barristers & Solicitors, Suite 1800, 181Bay Street, Toronto, Ontario M5J 2T9 on August 9, 2000 at 10:00 a.m. (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, no par value per share (the "Common Stock") on July __, 2000 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 3,035,187 shares of Common Stock.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the President of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about July __, 2000.

         Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                            -------------------------

         UNLESS OTHERWISE INDICATED, ALL REFERENCES TO DOLLAR ($) AMOUNTS ARE TO U.S. DOLLARS. REFERENCES TO CDN.$ ARE TO CANADIAN DOLLARS.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
Nominees

         At the Annual Meeting, the stockholders will elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

         Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.


         Name                            Age                     Position
         ----                            ---                     --------
         James A. Ogle                   53          President, Chief Executive Officer & Director
         Norman R. Proulx                52          Chairman of the Board
         James C. McGavin                57          Director
         Donald L. Matheson              50          Director
         Thomas A. Fenton                39          Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the Company or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

JAMES A. OGLE, 53, has been the President, CEO, and a director of Talisman since January 21, 1999. Prior thereto, from January 1998 to January 1999, Mr. Ogle was Vice President of Operations for U.S. Industries, Inc., Elger Plumbingware/U.S. Brass Division, a leading manufacturer of bath and kitchen china and cast iron fixtures. From 1992 to 1997, Mr. Ogle was Senior Vice President, Operations, for Tyco Toys, Inc., a leading international toy manufacturer and distributor. From 1989 to 1992, Mr. Ogle was Vice President, Operations for Wilkinson Sword, Inc., an international producer of shaving products and disposable lighters. From 1978 to 1989, Mr. Ogle held various positions with BIC Corporation, a leading producer of disposable pens, razors and disposable lighters. Prior thereto, Mr. Ogle held various positions with General Motors Corporation. Mr. Ogle obtained an Executive MBA from the University of New Haven.

NORMAN R. PROULX, 52, is the Chairman of the Board of Talisman. Mr. Proulx was first appointed a director of Talisman in August 1998. From December 1998 through January 1999, Mr. Proulx was the interim President and CEO of Talisman replacing the former President and CEO, David R. Guy. Since March 1998, Mr. Proulx has been a managing director of Spencer Trask Securities Incorporated, a New York based venture capital investment firm that provides financial and operational support to start-up and early-stage companies. In such position, Mr. Proulx concentrates his efforts on consumer products and retailing. In 1997, Mr. Proulx was a managing director of the Cortec Group ("Cortec"), a private New York equity investment firm that makes controlling investments in middle-market manufacturing and distribution businesses. In connection with same, Mr. Proulx was responsible for overseeing Cortec's investment in Gemeinhardt, Inc., a US based company, which is a market leader in the manufacture and distribution of flutes and piccolos. Mr. Proulx was also responsible for overseeing Cortec's investment in Manco Products, Inc., a US based company, which is a leading designer and manufacturer of fun karts. From 1990 to 1996, Mr. Proulx was President and CEO of Seymour Housewares Corporation of Seymour, Indiana, a leading manufacturer of ironing boards. Prior thereto, Mr. Proulx was, from 1984 to 1990, the President, North America of Wilkinson Sword Limited. Prior thereto, Mr. Proulx held different positions from 1969 to 1984 with Scripto/Wilkinson Sword and The Gillette Company. Mr. Proulx obtained his Bachelor of Science, Business Administration degree from Boston College in 1969.

JAMES C. MCGAVIN, 57, is the President and a major shareholder of Burlington Stamping Inc. of Burlington, Ontario and has been since December 1981. BSI manufacturers small deep drawn shells and stampings principally sourcing the alkaline, rechargeable, military and OEM battery cell markets. Prior to founding Burlington, Mr. McGavin was a partner in the public accounting firm Ward Mallette (now BDO Dunwoody Ward Mallette) for approximately 10 years. Mr. McGavin obtained his Chartered Accountant designation in 1970.

DONALD L. MATHESON, 50, a director of Talisman, is the President of Imark Corporation (a Toronto Stock Exchange listed company) and has been since August 1997. Prior thereto, Mr. Matheson was, from December 1994 to July 1997, Vice President Finance and Chief Financial Officer of Imark Corporation. Prior thereto, Mr. Matheson was, from January 1992 to December 1994, the Director of Finance for a heating and air-conditioning business operated through Clare Brothers of Cambridge, Ontario. Mr. Matheson is also an officer and director of Animazing Entertainment Inc., a children's entertainment company.

THOMAS A. FENTON, 39, a director of Talisman, is a partner in the Toronto based law firm of Aird & Berlis and has been since June, 1997. Prior thereto, Mr. Fenton was a partner in another Toronto based law firm and prior thereto, an associate with such firm. His practice encompasses corporate and securities law. Mr. Fenton acquired his LL.B. degree from the University of Western Ontario in 1986 and was called to the Bar in Ontario in 1988.

         Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Board of Directors of the Company held five (5) meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors during the last fiscal year.
         The Board of Directors has established an Audit Committee consisting of Donald L. Matheson, Thomas A. Fenton and James C. McGavin, all of whom are directors who are not salaried officers of the Company. The purpose of the Audit Committee is to review the results and scope of the audit and other services provided by Talisman's independent accountants, and to provide general oversight of legal compliance and potential conflict of interest matters. The Audit Committee met four (4) times during the last fiscal year.

         The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to James
A. Ogle at the Company's address set forth above.


                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

         The proxy holders intend to vote the shares represented by proxies for all of the Board's nominees, except to the extent authority to vote for the nominees is withheld.

                          STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of March 1, 2000, certain information concerning beneficial ownership of shares of Common Stock with respect to (i) each person known to the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Named Executive Officers of the Company set forth in the Summary Compensation Table below, and (iv) all directors and officers of the Company as a group:

                  Name and                                                              Percentage of
                  Address of                                                               Common
               Beneficial Owner                         Amount Owned*                       Stock**
               ----------------                         -------------                       -------
       Kevin Kimberlin                                   896,416 (1)                          26%
       New York, New York

       Norman R. Proulx                                  74,272 (2)                           2.4%
       New York, New York

       James A. Ogle                                     5,993 (3)                             **
       Burlington, Ontario

       Garry J. Syme                                     43,121(4)                            1.4%
       Mississauga, Ontario

       James C. McGavin                                  28,046 (5)                            **
       Burlington, Ontario

       Donald L. Matheson                                4,046 (6)                             **
       Toronto, Ontario

       Thomas A. Fenton                                  4,092 (7)                             **
       Mississauga, Ontario

       John E. Aderhold                                  400,000 (8)                         12.2%
       Atlanta, Georgia

       Directors and Officers as a                       168,305 (9)                          5.5%
       Group (10 persons)

------------------
* Percentages are based upon the assumption that the named shareholder has exercised all of the currently exercisable options he or she owns which are currently exercisable or exercisable within 60 days and that no other shareholder has exercised any options he or she owns. The information with respect to shares owned beneficially by those named above not being within the knowledge of Talisman, has been furnished by each shareholder respectively.

Unless otherwise provided herein, Talisman believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

* * Less than One Percent.

(1) Includes (i) 362,332 shares owned by Kimberlin Family Partners LP and 50,876 shares owned by Spencer Trask Securities, Inc., (ii) 362,332 shares and 50,876 shares which may be issued pursuant to options owned by Kimberlin Family Partners LP and Spencer Trask Securities, Inc., respectively, which options are currently exercisable, and (iii) 70,000 shares of common stock which was issued upon conversion of a $350,000 promissory note concurrently with Talisman's Public offering.

(2) Includes 35,613 shares that may be issued pursuant to options owned by Mr. Proulx, which options are currently exercisable.

(3) Includes 5,993 shares that may be issued pursuant to options issued to Mr. Ogle under the 1999 Senior Executive Stock Option Plan, which options are currently exercisable. Does not include an additional 76,961 shares that may be issued pursuant to options issued to Mr. Ogle under the 1999 Senior Executive Stock Option Plan, which options are not currently exercisable.

(4) Includes (i) 3,902 shares which may be issued pursuant to options issued to Mr. Syme under the 1997 Stock Option Plan, and (ii) 3,220 shares which may be issued pursuant to options issued to Mr. Syme under the 1999 Senior Executive Stock Option Plan, all of which options are currently exercisable. Does not include an additional 38,257 shares that may be issued pursuant to options issued to Mr. Syme under the 1999 Senior Executive Stock Option Plan, which options are not currently exercisable.

(5) Includes 20,000 shares that may be issued pursuant to options owned by Mr. McGavin, which options are currently exercisable.

(6) Includes 1,000 shares that may be issued pursuant to options owned by Mr. Matheson, which options are currently exercisable.

(7) Includes (i) 3,046 shares of common stock own by Aird & Berlis, Barristers & Solicitors, in which Mr. Fenton is a member, and (ii) 1,000 shares which may be issued pursuant to options owned by Mr. Fenton, which options are currently exercisable.

(8) Includes 200,000 shares to be issued upon the exercise of outstanding class A common stock purchase warrants held by Mr. Aderhold.

(9) Includes 35,613 shares which may be issued pursuant to options beneficially owned by Norman R. Proulx, which options are currently exercisable, (ii) 3,902 shares which may be issued pursuant to options owned by Garry Syme, which options are currently exercisable, (iii) 20,000 shares which may be issued pursuant to options owned by James C. McGavin, which options are currently exercisable, (iv) 1,000 shares which may be issued pursuant to options owned by Donald L. Matheson, which options are currently exercisable, (v) 1,000 shares which may be issued pursuant to options owned by Thomas A. Fenton, (vi) 80 shares owned by Duncan C. MacFadyen and 4,644 shares which may be issued pursuant to options owned by Duncan C. MacFadyen, (vii) 5,991 shares which may be issued pursuant to options owned by James A.Ogle, which options are currently exercisable, and (viii) 3,226 shares which may be issued pursuant to options owned by Garry J. Syme, which options are currently exercisable and (ix) 1,797 shares which may be issued pursuant to options owned by Christian H. Bunger, which options are currently exercisable, (x) 829 shares which may be issued pursuant to options owned by Thomas O'Dowd, which options are currently exercisable, and (xi) 1,381 shares which may be issued pursuant to options owned by Randy O. Curtis, which options are currently exercisable. Does not include
(i) an additional 76,964 shares which may be issued pursuant to options issued to Mr. Ogle, which options are not currently exercisable, (ii) an additional 38,251 shares which may be issued pursuant to options issued to Mr. Syme, which options are not currently exercisable, (iii) an additional 23,089 shares which may be issued pursuant to options issued to Mr. Bunger, which options are not currently exercisable, (iv) 7,651 shares which may be issued pursuant to options owned by Duncan MacFadyen, which options are not currently exercisable (v) 15,762 shares which may be issued pursuant to options owned by Thomas O'Dowd, which options are not currently exercisable, and (vi) 23,505 shares which may be issued pursuant to options owned by Randy O. Curtis, which options are not currently exercisable.

                       COMPENSATION OF EXECUTIVE OFFICERS

           The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer, and the executive officers whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities to the Company during each of the fiscal periods ended December 31, 1999, 1998 and 1997. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

                           Summary Compensation Table

                                                ANNUAL COMPENSATION                                 LONG-TERM COMPENSATION
                                                                    OTHER                 AWARDS                   PAYOUTS
                                                                   ANNUAL       RESTRICTED   SECURITIES                   ALL OTHER
NAME AND PRINCIPAL                                                 COMPEN-         STOCK     UNDERLYING   LTIP PAYOUTS  COMPENSATION
    POSITION                 YEAR     SALARY($)       BONUS($)     SATIOM($)       AWARD    OPTIONS/SARs      ($)           ($)
    --------                 ----     ---------       --------     ---------       -----    ------------      ---           ---

JAMES A. OGLE, PRESIDENT
AND CHIEF EXECUTIVE
OFFICER                       1999     $262,052(1)       --        70,285(2)         --        5,069           --            --

GARRY SYME, SENIOR-VICE
PRESIDENT                     1999     $119,316          --        10,216(3)         --        2,765           --            --

DAVID R. GUY ,
PRESIDENT(4)                  1998     $104,000          --         9,351            --         --             --            --
                              1997       33,333          --         2,245(5)         --         --             --          20,000
                              1996         --            --          --              --         --             --            --

NORMAN R. PROULX, INTERIM
PRESIDENT(7)                  1998         --            --          --              --         --             --            --
                              1997         --            --          --              --         --             --            --
                              1996         --            --          --              --         --             --            --
JAMES W. GEMMELL,
PRESIDENT(8)                  1998         --            --          --              --         --             --            --
                              1997         --            --          --              --         --             --            --
                                       $ 13,000(9)       --          --              --         --             --            --

----------------
(1) Includes a tax gross up as per Mr. Ogle's employment agreement with Talisman.
(2) Represents $4,357 in car allowance, $443 in car insurance and $4,071 in insurance benefits paid to Mr. Ogle pursuant to his employment agreement with the Company. Also includes $61,414 in moving expenses.
(3) Represents $6,752 in car allowance, $759 in car insurance and $2,705 in insurance benefits paid to Mr. Syme pursuant to his employment agreement with the Company.
(4) Mr. Guy became the president, CEO and a director of the Corporation on September 26, 1997. Effective December 1, 1998, Mr. Guy ceased to be the President, CEO and director of the Corporation. The amounts indicated above for Mr. Guy in 1997 are for the period September 26, 1997 to December 31, 1997. All payments made to Mr. Guy were on account of consulting fees.
(5)  Paid on account of car allowance and other normal course benefits.
(6) Mr. Guy Holds warrants to acquire 20,000 common shares at an exercise price of $16.25 per share exercisable until August 15, 2000.
(7) Mr. Proulx, now the Chairman of the Board of Directors of the Corporation, served as the interim President and CEO of the Corporation from December 1, 1998 to January 21, 1999. On January 21, 1999, James A. Ogle succeeded Mr. Proulx as the Corporation's President and CEO.
(8) Mr. Gemmell resigned as the President and a director of the Corporation on September 26, 1997 effective with the appointment of Mr. Guy as President and a director of the Corporation.
(9) Received on account of management and consulting services rendered to the Corporation.
(10) Received on account of director's fees.

                       STOCK OPTIONS GRANTS AND EXERCISES

         The following table shows the option grants to the named executive officers during fiscal year ended December 31, 1999:

                        Option Grants in Last Fiscal Year
                               (Individual Grants)


                                                            Percent of Total
                                  Number of Common Stock   Options Granted to
                                   Underlying Options         Employees in        Exercise Price
Name                                     Granted               Fiscal Year          ($/Share)        Expiration Date
----                                     -------               -----------          ---------        ---------------
                                                                                                      10 Years from
James A. Ogle                             5,069                   44.5%              CDN$1.25         date of grant
                                                                                                      10 years from
Garry Syme                                2,765                   24.3%              CDN$1.25         date of grant

         The following table shows the value at December 31, 1999 of unexercised options held by the named executive officers:


                 Aggregated Option Exercises in Last Fiscal Year
                        And Fiscal Year-end Option Values

                                                                 Number of Securities
                                     Shares                     Underlying Unexercised        Value of Unexercised
                                    Acquired       Value              Options at            In-the-Money Options at
                                       On         Realized       Fiscal Year-end (#)          Fiscal Year-end ($)
Name                              Exercise (#)      ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
----                              ------------      ----      -------------------------    -------------------------
James A. Ogle                          -             -              5,069/77,886(1)           $12,799/ $196,662(2)

Garry Syme                             -             -             2,765/38,712 (3)             $6,982/97,748(2)

----------------
(1) Represents presently exercisable options to purchase 5,069 shares of common stock at CDN$1.25 per share, and unexercisable options to purchase 77,886 shares of common stock at CDN$1.25 per share.

(2) As of December 31, 1999, there was no public market for Talisman's common stock. On January 13, 2000, Talisman completed a public offering of its common stock. Accordingly, the values presented assume a fair market value of $3.375 per share of common stock that is the closing price for the Company's common stock on March 1, 2000.

(3) Represents presently exercisable options to purchase 2,765 shares of common stock at CDN$1.25 per share, and unexercisable options to purchase 38,712 shares of common stock at CDN$1.25 per share.

Employment Agreements

         On January 4, 1999, James Ogle entered into an employment agreement with Talisman pursuant to which Mr. Ogle has been retained as the President and Chief Executive Officer of Talisman. The term of the employment agreement commenced on January 21, 1999 and continues until December 31, 2002; provided, however, that the termination date may be extended for an additional one-year period at each anniversary of Mr. Ogle's employment agreement dated January 21, 1999. Pursuant to the employment agreement, Mr. Ogle will receive an annual salary of $182,000 based on the exchange rate in effect on January 21, 1999. The exchange rate upon which Mr. Ogle's annual salary is based shall be adjusted as of June 14 and December 14 of each year during Mr. Ogle's employment by Talisman. Mr. Ogle will also receive a bonus of a maximum of 50% of one year's base salary, which bonus shall be payable within 30 days of the completion of the audit of Talisman's financial statements, provided Talisman achieves financial objectives as determined by the Talisman's board of directors. The employment agreement also provides for additional compensation and/or benefits to be paid or provided to Mr. Ogle as follows:

o On the first anniversary of January 21, 1999, Mr. Ogle shall receive an additional bonus, to be paid in the form of shares of the Talisman's common stock, in an amount equal to $45,000. The shares are to be valued the price per share at the close of the January 20, 1999 trading day.
o On the first anniversary of January 21, 1999, Mr. Ogle shall also be obligated to purchase from Talisman shares of common stock having a total market value on January 21, 1999 equal to $55,000 and Talisman has agreed to loan Mr. Ogle the necessary funds to purchase such shares.
o Talisman shall pay Mr. Ogle a tax adjustment in an amount equal to the amount by which the actual income taxes to be paid by Mr. Ogle exceed his hypothetical United States income tax (assuming certain deductions to which he would be entitled to) if he were living in Texas.
o Mr. Ogle shall be granted options to purchase shares of Talisman's common stock equal to 5% of Talisman's total outstanding shares as of January 21, 1999 (on a fully diluted basis), which options shall be exercisable at a price equal to Cdn.$1.25 (which price is equal to 25% of the average of the high bid and low asked prices per share on the Canadian Dealing Network on January 21, 1999). The exercisability and vesting of such options are subject to certain conditions, including, but not limited to (i) Mr. Ogle's continued employment by Talisman,
         (ii) the achievement of specified levels of annual performance to be established by the board of directors, and (iii) the achievement of specified levels of investor returns. The employment agreement also provides that in the event that Mr. Ogle exercises any of the options while he is employed by Talisman, Talisman shall loan him the amount of the exercise price for the options at an interest rate equal to the applicable federal rate, such loan to be repaid within six months of the exercise of the options. The note shall be forgiven in the event that Mr. Ogle remains in the employment of Talisman for a period of at least six months following the exercise of the options. or his employment is terminated as a result of death, disability or other termination entitling Mr. Ogle to severance under the terms of the employment agreement.
o Mr. Ogle is entitled to participate in any benefit plans extended to Talisman's employees or executives. Mr. Ogle is entitled to receive reimbursement for all reasonable expenses incurred by him in the course of his employment by Talisman.

         The Employment Agreement may be terminated (i) by Talisman for cause;
(ii) at any time by Talisman, without cause, by paying to the employee up to a maximum of his then current base salary and the annual bonus to be paid in an amount pro-rated through the date of termination calculated as if all performance goals for the year have been achieved; or (iii) at any time by the employee upon written notice. The employment agreement also contains a prohibition against competing with Talisman for a period of one year after the termination of the agreement and soliciting customers or employees from Talisman for a period of two years after the termination of the agreement.

         On January 6, 1999, Garry J. Syme entered into an employment agreement with Talisman. Mr. Syme has been retained as the Senior Vice President, Manufacturing of Talisman. The term of his employment agreement is until January 4, 2002, and thereafter, is renewable for successive one-year terms. Pursuant to the employment agreement, Mr. Syme will receive an annual salary of $150,000, which shall be reviewed annually, and Mr. Syme shall be entitled to receive a bonus up to a maximum of 40% of his annual base salary, payable within 30 days of the completion of the audit of Talisman's financial statements, provided Talisman achieves financial objectives as determined by Talisman's board of directors. The employment agreement also provides for additional compensation and/or benefits to be paid or provided to Mr. Syme as follows:

o Syme shall be granted options to purchase shares of Talisman's common stock equal to 2% of Talisman's total outstanding shares as of January 21, 1999 (on a fully diluted basis), which options shall be exercisable at a price equal to Cdn.$1.25 (which price is equal to 25% of the average of the high bid and low asked prices per share on the Canadian Dealing Network on January 21, 1999). The exercisability and vesting of such options are subject to certain conditions, including, but not limited to (i) Mr. Syme's continued employment by Talisman, (ii) the achievement of specified levels of annual performance to be established by the board of directors, and (iii) the achievement of specified levels of investor returns. The employment agreement also provides that in the event that Mr. Syme exercises any of the options while he is employed by Talisman, Talisman shall loan him the amount of the exercise price for the options at an interest rate equal to the applicable federal rate, such loan to be repaid within six months of the exercise of the options. The note shall be forgiven in the event that Mr. Syme remains in the employment of Talisman for a period of at least six months following the exercise of the options or his employment is terminated as a result of death, disability or other termination entitling Mr. Syme to severance under the terms of the employment agreement.
o Mr. Syme is entitled to participate in any benefit plans extended to Talisman's employees or executives.

         The employment agreement may be terminated (i) by Talisman for cause;
(ii) at any time by Talisman, without cause, by paying to the employee a maximum of one year's current annual salary; or (iii) at any time by the employee upon written notice. The employment agreement also contains a prohibition against competing with Talisman for a period of one year after the termination of the agreement.

         On January 7, 1999, Christian H. Bunger entered into an employment agreement with Talisman. Mr. Bunger has been retained as Vice President, Sales--U.S. of Talisman. The term of the employment agreement commenced on January 25, 1999. Pursuant to the employment agreement, Mr. Bunger will receive an annual salary of $75,000, which shall be reviewed annually, and Mr. Bunger shall be entitled to receive a bonus up to a maximum of 35% of his annual base salary at the end of each calendar year. The bonus award will be based on the attainment of profitability targets and other objectives approved by the board of directors. The employment agreement also provides for additional compensation and/or benefits to be paid or provided to Mr. Bunger as follows:

o Mr. Bunger shall be granted options to purchase shares of Talisman's common stock equal to 1.5% of Talisman's total outstanding shares as of January 21, 1999 (on a fully diluted basis), which options shall be exercisable at a price equal to Cdn.$1.25 (which price is equal to 25% of the average of the high bid and low asked prices per share on the Canadian Dealing Network on January 21, 1999). The exercisability and vesting of such options are subject to certain conditions, including, but not limited to (i) Mr. Bunger's continued employment by Talisman,
         (ii) the achievement of specified levels of annual performance to be established by the board of directors, and (iii) the achievement of specified levels of investor returns. The employment agreement also provides that in the event that Mr. Bunger exercises any of the options while he is employed by Talisman, Talisman shall loan him the amount of the exercise price for the options at an interest rate equal to the applicable federal rate, such loan to be repaid within six months of the exercise of the options. The note shall be forgiven in the event that Mr. Bunger remains in the employment of Talisman for a period of at least six months following the exercise of the options or his employment is terminated as a result of death, disability or other termination entitling Mr. Bunger to severance under the terms of the employment agreement.
o Mr. Bunger is entitled to receive a car allowance of $600 payable on the first day of each month.

         The employment agreement may be terminated (i) by Talisman for cause;
(ii) at any time by Talisman, without cause, by paying to the employee a maximum of six months severance pay; or (iii) at any time by the employee upon written notice. The employment agreement also contains a prohibition against competing with Talisman for a period of six months after the termination of the agreement.

Compensation of Directors

Directors currently receive no cash fees for services provided in that capacity, but are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend. Talisman has a 1997 Stock Option Plan (more particularly described below) for which directors were previously entitled to participate. In addition, Talisman has a 1999 Directors Stock Compensation Plan (more particularly described below) for which directors are currently entitled to participate. To date, options under the 1997 Stock Option Plan have been awarded to three (3) directors. Specifically, Donald L. Matheson, James McGavin and Thomas A. Fenton each were awarded options to acquire 1,000 shares at Cdn.$16.25 per share until November 13, 2002. In addition, Norman R. Proulx, James C. McGavin, Donald L. Matheson and Thomas A. Fenton have each been awarded 3,046 shares under the 1999 Directors Stock Compensation Plan.

Stock Option Plans

1997 Stock Option Plan

         Talisman has in place a stock option plan as an incentive for directors, officers and key employees and other persons who provide ongoing services to Talisman and its subsidiaries. Under the stock option plan, non-assignable options may be granted by the board of directors of Talisman, to directors, officers, key employees and other persons who provide ongoing services to Talisman to purchase common shares of Talisman for a term not exceeding five (5) years (subject to earlier termination of the optionee's employment, upon the optionee ceasing to be a director, officer or other service provider, as applicable, or upon the optionee retiring, becoming disabled or dying) at an exercise price not less than the market price for common shares of Talisman. The granting of options is subject to the further conditions under the stock option plan that: (i) not more than 10% of the number of shares issued and outstanding from time to time may be reserved for the granting of options to insiders at any time or to insiders in any one-year period; (ii) that no more than 5% of the outstanding issue may be issued to any one insider of Talisman in a one-year period, and (iii) the maximum number of common shares issuable under the stock option plan is 31,200 shares. The options are non-transferrable.

         As of December 31, 1999, options were outstanding to acquire 9,760 common shares under the stock option plan, at exercise prices ranging between Cdn.$16.25 and Cdn.$31.25.

1999 Senior Executive Stock Option Plan

         The 1999 Senior Executive Stock Option Plan acts as an incentive to selected senior executives and employees of Talisman and any of its subsidiary companies by enabling such individuals to acquire a proprietary interest in Talisman and thereby to increase their efforts on behalf of Talisman and to promote the success of Talisman's business. The maximum number of shares that may be granted under the 1999 Senior Executive Stock Option Plan is, initially, not to exceed 225,000. Under the terms of the 1999 Senior Executive Stock Option Plan, options are non-transferable, except pursuant to the laws of descent and distribution.

         Any options granted under the 1999 Senior Executive Stock Option Plan is subject to certain vesting and other requirements contained in the 1999 Senior Executive Stock Option Plan. Specifically, any options granted under the 1999 Senior Executive Stock Option Plan will vest (and therefore become exercisable): (i) with respect to one-third of all options granted, in sixty
(60) equal monthly installments, (ii) with respect to one-third of all options granted, upon the attainment of prescribed annual performance targets over a five (5) year period as established by the board of directors for the optionee(s) in question and, (iii) with respect to the remaining one-third of all options granted, only in the event of an "Investor Sale" (as such term is defined in the Plan).

         The 1999 Senior Executive Stock Option Plan is administered by a committee of the board of directors which consists of two (2) members who are non-employee directors and thereby not entitled to participate under the 1999 Senior Executive Stock Option Plan.

         The committee shall have all powers necessary to administer the 1999 Senior Executive Stock Option Plan including, without limitation, the authority to grant options, to determine the type and number of options to be granted, the number of shares of common stock to which an option may relate and the exercise price, terms and conditions and restrictions relating to any option.

         Eligible participants under the 1999 Senior Executive Stock Option Plan shall not be entitled to participate in any other share compensation arrangement or other plan established by Talisman.

         To date, six officers and employees of Talisman have been granted options under the 1999 Senior Executive Stock Option Plan in connection with employment agreements entered into between Talisman and such individuals. Specifically, James A Ogle, President and Chief Executive Officer, Garry J. Syme, Senior Vice President of Manufacturing, Christian H. Bunger, Vise President of Sales--U.S., Thomas O'Dowd, Vice President and Chief Financial Officer, Randy O. Curtis, Vice President of Marketing and Canadian Sales, and Duncan MacFadyen, Vice President of Finance and Controller have been granted 82,955, 44,477, 24,886, 16,591, 24,886 and 8,295 options, respectively under the
1999 Senior Executive Stock Option Plan. Such options vest incrementally over a period of five years commencing on the date of their employment agreements.

1999 Directors Stock Compensation Plan

         The 1999 Directors Stock Plan provides a compensation program for non-employee directors of Talisman (currently four (4) in number) that will allow Talisman to attract and retain highly qualified individuals to serve as non-employee members of Talisman's board of directors. The maximum number of shares that may be granted under the directors stock plan is, initially, not to exceed 100,000. Under the terms of the directors stock plan, options are non-transferrable, except pursuant to the laws of descent and distribution.

         Under the 1999 Directors Stock Plan, each non-employee director of Talisman who served as such on June 30, 1999 has the right to receive, subject to certain conditions, 15,230 common shares of Talisman for no consideration. For each director, 3,046 of such shares (or a total of 15,230) have been issued while additional installments of 3,046 shares will be granted to each non-employee director upon the first, second, third and fourth anniversary dates of the June 30, 1999 date. In order to earn the right to receive subsequent installment grants on the aforesaid anniversary dates, each director recipient must have continuously served as a director for the year ending on such anniversary.

         As of the date hereof, the candidates for participation under the directors stock plan are Norman R. Proulx, James C. McGavin, Donald L. Matheson and Thomas A. Fenton.

         The directors stock plan is administered by a committee of the board of directors which consists of three (3) members, one of which is the President and Chief Executive Officer of Talisman. The Committee shall have responsibility for interpreting the directors stock plan and taking all other action necessary for the administration of the directors stock plan.

         Eligible participants under the 1999 Directors Stock Plan shall not be entitled to participate in any other share compensation arrangement or plan established by Talisman.

Shareholders Rights Protection Plan

         On September 26, 1997, the shareholders of Talisman approved a shareholders rights protection plan. The plan applies to all common shares and all future issues of common shares. The term of the plan is five (5) years, subject to reconfirmation by the shareholders at the first annual meeting of shareholders called after September 26, 2000. The Plan is intended to ensure that, in the event of a bid which could affect control of Talisman, holders of common shares will receive full and fair value for their shares and that there will be sufficient time for the fairness of the bid to be properly assessed, to negotiate with the bidder and to explore, develop and evaluate alternatives to maximize shareholder value.

         Under the terms of the plan, one right has been granted for each common share. Each right entitles the registered holder to purchase additional shares of common stock for Cdn.$1,500 but is not exercisable until certain events occur. If a person or group wishes to acquire 20% or more of Talisman's common shares, the plan effectively requires the acquiring person to (i) negotiate terms which the Directors approve as being fair to the shareholders or, alternatively, (ii) without board approval, make a "permitted bid" which must contain certain provisions and which must be accepted by more than 50% of the common shares not held by the acquiring person.

         In the event that an acquiring person acquires 20% or more of Talisman's voting shares other than as described in (i) and (ii) above, then the rights become exercisable and will automatically allow all holders except the acquiring person to purchase, upon payment of the exercise price, shares of common stock with a total market value of two times (x) the exercise price (i.e., at a 50% discount from the then current market price of the common stock).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Thomas A. Fenton, LL.B., a director of Talisman, is a partner of the Toronto based law firm Aird & Berlis, Barristers and Solicitors, which is Canadian legal counsel to Talisman. During the fiscal period ended December 31, 1998, Talisman paid to Aird & Berlis Cdn.$66,425 in consideration of legal services performed, and during fiscal period ended December 31, 1999, Talisman paid to Aird & Berlis Cdn.$118,590 in consideration of legal services performed.

         James C. McGavin, a director of Talisman, is a director, officer and shareholder of Burlington Stamping Inc., a key supplier to Talisman. During fiscal period ended December 31, 1998, Talisman paid to Burlington Stamping an aggregate of approximately $34,246 in consideration of battery cans manufactured and sold by Burlington Stamping to Talisman, and during fiscal period ended December 31, 1999, Talisman paid to Burlington Stamping an aggregate of approximately $129,333 for battery cans. Talisman further paid to James C. McGavin during the fiscal year ended December 31, 1998, Cdn.$6,480 in consideration of a car allowance. During fiscal year ended December 31, 1999, Talisman paid to James C. McGavin Cdn.$6,480 as a car allowance.

         On January and March 1998, Garry J. Syme exercised warrants to acquire 16,098 common shares, in aggregate, for gross cash consideration of Cdn.$104,098 and Cdn.$160,500 in property and equipment.

         On August 5, 1998, Talisman raised Cdn.$1,495,000 in connection with a private offering of 263,504 shares of Talisman's common stock and warrants to purchase an additional 263,504 shares of common stock at an exercise price of Cdn.$7.50 per share, with Talisman Partners. Prior to the private offering with Talisman Partners, there was no affiliation between Talisman and Talisman Partners. Talisman Partners is a private investment partnership located in New York, New York. Effective with the completion of the private offering, Norman R. Proulx, the appointed nominee of Talisman Partners, became a director of Talisman. Effective December 4, 1998, Mr. Proulx was appointed Talisman's interim President and Chief Executive Officer. Mr. Proulx was a partner with a minority interest in Talisman Partners and an employee of Spencer Trask Securities Inc., a securities dealer based in New York, New York. Talisman Partners was majority owned by the Kevin Kimberlin Partnership, L.P., a New York limited partnership, which was controlled by Kevin Kimberlin, Chairman of Spencer Trask, and minority owned by certain other Spencer Trask employees.

         On October 19, 1998, Talisman raised a further Cdn.$900,000 in connection with a private offering of 240,000 shares of Talisman's Common stock and warrants to purchase an additional 240,000 shares of Common stock at an exercise price of Cdn.$5.00 per share, with Talisman Partners.

         From December 1998 to March 1999, Talisman sold an aggregate of $700,000 of 8% convertible promissory notes to nineteen persons. The principal amount of the notes were converted into securities of Talisman in connection with the completion of the first closing of Talisman's private placement offering with Spencer Trask in March 1999. The holders of the notes, which have now been converted into equity as a result of our January 2000 public offering, also received warrants to acquire an aggregate of 72,465 shares of common stock of Talisman exercisable at $7.50 per share.

         During 1998, shareholders transferred 45,000 common shares to individuals in exchange for machinery and professional services, the value of which $309,233 was contributed to capital. This was adjusted to 40,000 common shares with a value of $284,233 in 1999 in connection with the settlement of a dispute.

         On January 4, 1999, Talisman entered into an employment agreement with James A. Ogle, a senior officer of Talisman. For a complete description of the terms and conditions of the employment agreement between Talisman and Mr.
Ogle, see "Management--Employment Contracts."

         On January 6, 1999, Talisman entered into an employment agreement with Garry J. Syme, a senior officer of Talisman. For a complete description of the terms and conditions of the employment agreement between Talisman and Mr.
Syme, see "Management--Employment Contracts."

         On January 7, 1999, Talisman entered into an employment agreement with Christian H. Bunger, an officer of Talisman. For a complete description of the terms and conditions of the employment agreement between Talisman and Mr. Bunger, see "Management--Employment Contracts."

         In March, April and June 1999, Talisman completed three closings of a private placement offering, with Spencer Trask Securities, Inc., as placement agent, in which it sold an aggregate of 50.72985 units solely to U.S. investors. The units consisted of an aggregate of (1) $5,073,135 principal amount of 8% convertible promissory notes, and (2) 1,014,627 warrants to purchase shares of common stock, which warrants are exercisable at $7.50 per share. In connection with such closings, Spencer Trask received a placement fee equal to 10% of the aggregate purchase price of the securities sold by it, plus a non-accountable expense allowance equal to three percent of the aggregate purchase price of the securities sold and a warrant, granted by Talisman for $1.00 consideration, to purchase an amount of common stock equal to 20% of the common stock sold in the offering at an exercise price equal to 120% of the price of the common stock sold. Additionally, upon the first closing of the offering, Talisman entered into (1) an agreement whereby Spencer Trask has the right of first refusal to act as underwriter or agent for any proposed private or public offering of Talisman's securities by Talisman or by any of its principal stockholders, and
(2) a non-exclusive finder's agreement pursuant to which Spencer Trask is entitled to receive a fee based upon a percentage of the value of any business combination or financing arrangement, including but not limited to a merger or purchase of assets, which is introduced to Talisman by Spencer Trask. In accordance with the non-exclusive finder's agreement, a fee in the amount of $200,000 was paid to Spencer Trask Securities, Inc.

         In November 1999, Talisman borrowed $350,000 from Kevin Kimberlin pursuant to a promissory note in the principal amount of $350,000, bearing interest at an annual rate of 10% and due on February 17, 2000. Such loan was converted into 70,000 shares of common stock at $5.00 per share simultaneously with Talisman's January 2000 public offering.

         None of the transactions with officers or shareholders of Talisman and their affiliates were made on terms less favorable to Talisman than those available from unaffiliated parties. In future transactions of this nature, Talisman will ensure that more favorable terms are not available to it from unaffiliated third parties before engaging officers or shareholders of Talisman or their affiliates. In accordance with the Nasdaq SmallCap listing requirements, Talisman will maintain at least two independent directors on its board of directors. Transactions Talisman entered into with its officers and directors and their affiliates were unanimously approved by Talisman's board of directors, which included at least two independent directors who were uninterested with respect to each respective transaction. Such independent directors had access to Talisman's counsel at Talisman's expense. All future material affiliated transactions and loans will be made or entered into on terms that are no less favorable to Talisman than those that can be obtained from unaffiliated third parties. All future material affiliated transactions and loans, and any forgiveness of loans, will be approved by a majority of Talisman's independent directors who do not have an interest in the transactions and who had access, at Talisman's expense, to Talisman's counsel or independent legal counsel.

      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by James A. Ogle at Talisman Enterprises Inc., 2330 Southfield Road, Unit 3-4, Mississauga, Ontario, Canada L5N2W8, no later than February 1, 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements.

                                 PROPOSAL NO. 2

            AMEND THE COMPANY'S BYLAWS REGARDING QUORUM AT A MEETING

         At the Annual Meeting, the stockholders of the Company are being asked to approve the amendment of the Company's Bylaws to state that the holders of "a majority" of the Company's outstanding stock entitled to vote shall constitute a quorum at all meetings of the stockholders.

         The proposed change in quorum requirements is being made as a result of the Company having to undertake to make such change in connection with its listing application on the Nasdaq SmallCap Market.

         The Board of Directors believes that the Company's listing on the Nasdaq SmallCap Market is important, as it gives the Company greater visibility in the North American Securities Markets. Accordingly, the Board of Directors believes that it is in the best interests of the Company to increase the quorum requirement to a majority of outstanding shares to ensure that matters brought before the stockholders can be acted upon.

         Paragraph 59 of the By-Laws currently provides as follows:

              59. Quorum. All of the shareholders or two shareholders, whichever number be the lesser, personally present or represented by proxy, shall constitute a quorum of any meeting of any class of shareholders. No business shall be transacted at any meeting unless the requisite quorum be present at the time of the transaction of such business. If a quorum is not present at the time appointed for a meeting of shareholders or within such reasonable time thereafter as the shareholders present may determine, the persons present and entitled to vote may adjourn the meeting to a fixed time and place but may not transact any other business and the provisions of paragraph 59 of this by-law with regard to notice shall apply to such adjournment.

         The Company's Board of Directors has approved the following amendment to Paragraph 59 of the By-Laws subject to approval of such amendment by the holders of the Company's Common Stock as specified below:

              59. Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If a quorum is not present at the time appointed for a meeting of shareholders or within such reasonable time thereafter as the shareholders present may determine, the persons present and entitled to vote may adjourn the meeting to a fixed time and place but may not transact any other business and the provisions of paragraph 59 of this by-law with regard to notice shall apply to such adjournment.

                          RECOMMENDATION OF THE BOARD:

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE BYLAWS AS DESCRIBED ABOVE.

         The proxy holders intend to vote the shares represented by proxies in favor of the amendment of the Company's Bylaws, except to the extent authority to vote for such approval is withheld.

                                 PROPOSAL NO. 3

       AMENDMENT OF THE COMPANY'S 1999 SENIOR EXECUTIVE STOCK OPTION PLAN

         The Board of Directors has approved and is submitting for stockholder approval, an amendment to the Company's 1999 Senior Executive Stock Option Plan to increase by 100,000 shares the number of shares of Common Stock available for the grant of options. If the amendment is approved, a total of 325,000 shares of the Company's Common Stock will be issuable for the grant of options, stock bonuses, stock awards, restricted stock and restricted stock units under the Stock Option Plan (collectively, "Awards").

        The 1999 Senior Executive Stock Option Plan acts as an incentive to selected senior executives and employees of Talisman and any of its subsidiary companies by enabling such individuals to acquire a proprietary interest in Talisman and thereby to increase their efforts on behalf of Talisman and to promote the success of Talisman's business. Awards granted under the 1999 Senior Executive Stock Option Plan enable the grantees to acquire or increase a proprietary interest in the Company, strengthen the mutual interest of the grantees and the Company's stockholders, and provide the grantees with annual and long term performance incentives to create shareholder value. The Board of Directors believes that the purposes of the 1999 Senior Executive Stock Option Plan and the best interests of the Company will be furthered by increasing the number of shares for which options may be granted. Based upon past practice and an increase in the number of individuals eligible to participate in the 1999 Senior Executive Stock Option Plan, the Board has determined that the number of shares of Common Stock available under the 1999 Senior Executive Stock Option Plan was insufficient to meet the Company's compensation requirements in fiscal 2000 unless the proposed amendment is adopted. Accordingly, the Board of Directors wishes to provide for a sufficient number of shares of Common Stock available under the 1999 Senior Executive Stock Option Plan, and to ensure the continued availability of shares for which Awards may be granted to all eligible current and future senior executives and employees.

         Although the Company believes it beneficial to increase the aggregate number of shares for which options may be granted, the granting and exercise of any such additional stock options may reduce future reportable book value per share, in amounts that cannot be determined at this time. Further, the exercise of such additional stock options would have a dilutive effect on the stock ownership of persons not granted such options.

         The 1999 Senior Executive Stock Option Plan was adopted by the Board of Directors in 1999, and provided for the issuance of up to 225,000 options. In June 2000, the Board of Directors approved an amendment to the 1999 Senior Executive Stock Option Plan to increase the number of options available for grant to 325,000. The Board of Directors has reserved 325,000 shares of Common Stock for issuance under the 1999 Senior Executive Stock Option Plan.

         To the date of this Proxy, the Board of Directors has granted options to purchase an aggregate of 252,162 shares of Common Stock under the 1999 Senior Executive Stock Option Plan. The following table sets forth the number of options granted to the Company's senior executives and employees under the 1999 Senior Executive Stock Option Plan:

         NAME AND POSITION                              NUMBER OF OPTION SHARES

         James A. Ogle, President & CEO                          82,955
         Garry J. Syme, Sr. VP of Manufacturing                  44,777
         Christian Bunger, VP of Sales - US                      24,886
         Thomas O'Dowd, VP and CFO                               33,182
         Randy O. Curtis, VP of Marketing and Canadian Sales     49,772
         Duncan MacFadyen, VP of Finance & Controller            16,590


         A complete description of the 1999 Senior Executive Stock Option Plan has previously been set forth in this Proxy Statement.

                          RECOMMENDATION OF THE BOARD:

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE 1999 SENIOR EXECUTIVE STOCK OPTION PLAN.

         The proxy holders intend to vote the shares represented by proxies in favor of the amendment of the Company's 1999 Senior Executive Stock Option Plan, except to the extent authority to vote for such approval is withheld.


                                 PROPOSAL NO. 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Ernst & Young LLP has served as the Company's independent auditors since September 1997 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending December 31, 2000. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Ernst & Young LLP has no interest, financial or otherwise, in the Company.

         Representatives from the accounting firm of Ernst & Young LLP will be present at the Meeting will be afforded the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                          RECOMMENDATION OF THE BOARD:

         THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

         The proxy holders intend to vote the shares represented by proxies to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, except to the extent authority to vote for such approval is withheld.


              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

          THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO JAMES A. OGLE, TALISMAN ENTERPRISES INC., 2330 SOUTHFIELD ROAD, UNIT 3-4, MISSISSAUGA, ONTARIO, CANADA L5N2W8, TELEPHONE NUMBER (905) 826-3995. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JUNE 30, 2000.


                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                            By Order of the Board of Directors,

                                            /s/ James A. Ogle

                                            James A. Ogle
                                            President


Mississauga, Ontario
Canada
July __, 2000

PROXY                                                                    PROXY

                            TALISMAN ENTERPRISES INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST 9, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James A. Ogle and Norman R. Proulx, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Talisman Enterprises Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on August 9, 2000 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.


--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of Talisman Enterprises Inc. to be held at the offices of Aird & Berlis, Barristers & Solicitors, Suite 1800, 181Bay Street, Toronto, Ontario M5J 2T9 on August 9, 2000 at 10:00 a.m. (local time).

         Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1.  ELECTION OF DIRECTORS --                                    For          Withhold
    Nominees:
         James A. Ogle                                          [_]             [_]
         Norman R. Proulx                                       [_]             [_]
         James C. McGavin                                       [_]             [_]
         Donald L. Matheson                                     [_]             [_]
         Thomas A. Fenton                                       [_]             [_]

2 Proposal to amend the Company's Bylaws from                   For           Against       Abstain
"all shareholders or two shareholders, whichever is             [_]             [_]            [_]
         lesser" to "a majority" of outstanding shares to
         constitute a quorum at all meetings of stockholders

                                                                For           Against       Abstain
3.Proposal amend the Company's 1999                             [_]             [_]            [_]
Senior Executive Stock Option Plan.

                                                                For           Against       Abstain
4.Proposal to ratify Ernst & Young LLP                          [_]             [_]            [_]
as independent auditors.


If you plan to attend the Annual Meeting please mark this box   [_]

Dated: _____________, 2000

Signature _____________________________________________________________________________________

Name (printed) ________________________________________________________________________________

Title _________________________________________________________________________________________
Important:  Please sign exactly as name appears on this proxy.  When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.


--------------------------------------------------------------------------------
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